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                                                            RULE 497(e):
                                                     File Nos. 33-1922; 811-4506


                       THE PASADENA GROUP OF MUTUAL FUNDS

                         THE PASADENA GLOBAL GROWTH FUND
                    THE PASADENA SMALL & MID-CAP GROWTH FUND

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                       SUPPLEMENT DATED JANUARY 1, 1997 TO
                       PROSPECTUS DATED SEPTEMBER 1, 1996


          For a limited time, the minimum initial investment for shares of each of The Pasadena Global Growth Fund and The Pasadena Small & Mid-Cap Growth Fund has been reduced to $25 per account for those investors eligible to purchase shares at net asset value (see "Alternative Purchase Arrangements -- Purchase of Shares"). This offer is expected to be open from January 1, 1997 through February 28, 1997, but may be revoked by The Pasadena Group of Mutual Funds at any time.